UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona
85040
(Address of principal executive office) (Zip Code)
(905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2023, MedAvail Pharmacy, Inc. (the “Company”) entered into the Asset Purchase and Sale Agreement dated January 20, 2023 (the “Asset Purchase Agreement”) with German Dobson CVS, L.L.C., Garfield Beach CVS, L.L.C., Longs Drug Stores California, L.L.C., Woodward Detroit CVS, L.L.C. and Holiday CVS, L.L.C. (collectively, “CVS”), pursuant to which the Company agreed to sell certain of its assets, including pharmacy records, inventory and other assets, in the SpotRx pharmacies located in Tucson and Phoenix, Arizona; Buena Park, Laguna Hills and San Fernando, California; Southfield, Michigan; and in Orlando and Tampa, Florida, for an aggregate purchase price of up to $4.4 million that is payable upon closing (the “CVS Transaction”). Upon closing, the pharmacy records and inventory purchased by CVS will be transferred from the SpotRx pharmacies to nearby CVS pharmacy locations.

The CVS Transaction allows for the continuity of care for SpotRx pharmacy customers and potential employment for SpotRx pharmacy team members. A portion of the proceeds from the CVS Transaction will be used to paydown the Company’s existing loan facility. The Company previously prepaid a portion of the loan at the end of 2022, and after the closing of the transaction, the Company anticipates its remaining debt balance to be approximately $2.5 million. The remaining proceeds will be used for ongoing operation of the Company.

The Company currently estimates that it will end 2022, prior to the CVS transaction, with between $10 million to $11 million of cash and investments. The Company also currently estimates that it will incur one-time costs in the first half of 2023 related to the previously announced restructuring to be approximately $6.5 million, excluding the paydown of its existing loan facility. The Company continues to closely evaluate various financings options, including with existing shareholders.

The closing of the CVS Transaction is subject to customary closing conditions. The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. Under the Asset Purchase Agreement, the Company has agreed to indemnify CVS from and against specified liabilities and expenses incurred by CVS, including as a result of the breach of the Company’s representations and warranties, and subject to certain limitations. A portion of the purchase price, in the aggregate amount of up to $220,000, shall be held back at closing for a period of six months and shall serve as a reserve to ensure payment and performance of the Company’s indemnification and other obligations pursuant to the Asset Purchase Agreement.

The Asset Purchase Agreement and the schedules and exhibits thereto are not intended to provide any other factual information about the Company, CVS or their respective subsidiaries and affiliates. The Asset Purchase Agreement contains representations and warranties by each of CVS and the Company. These representations and warranties were made solely for the benefit of the parties to the Asset Purchase Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified, modified or excepted in the Asset Purchase Agreement by confidential disclosures that were made to the other party in connection with the negotiation of the Asset Purchase Agreement; (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and (iv) were made only as of the date of the Asset Purchase Agreement or such other date or dates as may be specified in the Asset Purchase Agreement and may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. Accordingly, investors and stockholders should not rely on the representations and warranties in the Asset Purchase Agreement as characterizations of the actual state of facts or condition of the Company or CVS or their respective subsidiaries or affiliates.

The foregoing description of the CVS Transaction and the Asset Purchase Agreement are qualified in their entireties by the full terms of the Asset Purchase Agreement, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. A copy of the Company’s press release is filed as Exhibit 99.1 to this report and is incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 22, 2023, the Company entered into the Asset Purchase Agreement. The closing of the CVS Transaction is subject to customary closing conditions. The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the CVS Transaction and the Asset Purchase Agreement is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2022, the Company announced certain preliminary estimates of selected financial results for 2022. The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding such selected financial information and the press release furnished herewith as Exhibit 99.1 are incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

The Company previously announced its plan to exit the pharmacy services business and the related reduction in force. The Company currently estimates that it will incur one-time costs in the first half of 2023 related to the previously announced restructuring to be approximately $6.5 million, excluding the paydown of its existing loan facility. The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On January 26, 2023, the Company issued a press release announcing the CVS Transaction and entering into the Asset Purchase Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains a number of forward-looking statements that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward looking statements are statements that are not historical facts. Words such as “expects,” “believes,” “will,” “may,” “anticipates,” “intends,” “plans,” “estimates,” “seek,” “predict,” “project,” “potential” or the negatives of these terms or variations of them or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s business strategy and market opportunity; preliminary estimates of selected financial results, potential future revenue and cost savings projections and expectations for growth and profitability; restructuring and reorganization targets, customer demand and expansion plans; margin, utilization and cost reduction improvements; the closing of, and expected proceeds from, the CVS Transaction, customer partnerships and potential financing transactions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to our ability to successfully achieve the benefits of a pharmacy technology only business and the efficiencies related to a restructuring and reorganization, risks related to consummating the CVS Transaction, and risks relating to our ability to successfully consummate other potential strategic, financing and restructuring transactions, as well as other risks discussed under the heading "Risk Factors" in MedAvail’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) on March 29, 2022, MedAvail’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 10, 2022, and other filings MedAvail makes with the SEC in the future. Additional information is also set forth in MedAvail’s Annual Report on Form 10-K for the year ended December 31, 2021, MedAvail’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other filings MedAvail makes with the SEC in the future. Any preliminary estimates regarding selected 2022 financial results are further subject to the completion of management’s and the audit committee’s final reviews and MedAvail’s other financial closing procedures and are therefore subject to change. Investors should not place undue reliance on such preliminary information and estimates because they may prove to be materially inaccurate. While the Company believes that such preliminary information and estimates are based on reasonable assumptions, actual results may vary, and such variations may be material. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and MedAvail specifically disclaims any obligation to update these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 26, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: January 26, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer